SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Lynx Therapeutics, Inc.,
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box)

[X]    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), or 14a-6(j)(2).
[ ]    $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
[ ]    14a-6(i)(3).   Fee  computed  on  table  below  per  Exchange  Act  Rules
[ ]    14a-6(i)(4) and 0-11.

1.     Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
2.     Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
4.     Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
5.     Total fee paid:

- --------------------------------------------------------------------------------
       (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]    Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.     Amount Previously Paid:
                               -------------------------------------------------
2.     Form, Schedule or Registration Statement No.:
                                                    ----------------------------
3.     Filing Party:
                    ------------------------------------------------------------
4.     Date Filed:
                  -------------------------------------------------------------

                             LYNX THERAPEUTICS, INC.
                             3832 Bay Center Place
                            Hayward, California 94545

                                 PROXY STATEMENT

                                [         ], 1996

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

         The enclosed consent is solicited on behalf of the Board of Directors of Lynx Therapeutics, Inc., a Delaware corporation (the "Company"), for the purpose set forth herein. The Company intends to mail or deliver this Proxy Statement and accompanying action by written consent on or about October 7, 1996, to certain stockholders entitled to vote for the proposal set forth below. The Company will not take any corporate action contemplated herein prior to October 28, 1996.

Solicitation

         The Company will bear the entire cost of solicitation of consents, including preparation, assembly, printing and mailing of this Proxy Statement, the consents and any additional information furnished to stockholders. Copies of solicitation materials may be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of consents by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

         Only certain holders of record of Common Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock at the close of business on October 7, 1996 will receive this Proxy Statement and the written consent. At the close of business on October 7, 1996, the Company had outstanding and entitled to vote 2,345,466 shares of Common Stock, 332,288 shares of Series B Preferred Stock, 123,299 shares of Series C Preferred Stock and 40,000 shares of Series D Preferred Stock. Each share of Common Stock is entitled to one vote, and each share of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock is entitled to one vote for each share of Common Stock into which such share of Preferred Stock is convertible. Each share of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock is convertible into 10 shares of Common Stock. Certain holders of outstanding Common Stock and Preferred Stock are being asked to take action by written consent to adopt the proposal described in this Proxy Statement, and such action will be approved if holders of Common Stock and Preferred Stock constituting a majority of the votes collectively attributable to the outstanding Common Stock and Preferred Stock (calculated on an as-if-converted to Common Stock basis) shall sign the written consent and deliver it to the Company within the time frame specified above. To be effective, executed consents must be returned to the Company not more than 60 days after the date of the executed consent bearing the earliest date.

      All votes will be tabulated by the designated Inspector of Election. Abstentions and broker non-votes will have the same effect as negative votes.

Revocability of Consents

         Any person giving a consent pursuant to this solicitation has the power to revoke it at any time before the requisite consents to adopt the proposal shall have been received by the Company. A consent may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 3832 Bay Center Place, Hayward, California 94545, a written notice of revocation.

Stockholder  Proposals

         Proposals of stockholders that are intended to be presented at the Company's next Annual Meeting of Stockholders must be received by the Company not later than December 10, 1996, in order to be included in the proxy statement and proxy relating to that Annual Meeting. Stockholders are also advised to review the Company's By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

Proposal:  Approval of Certificate of Amendment

         The Board of Directors has adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Certificate of Incorporation solely to decrease the authorized number of shares of the Company's Common Stock from 120,000,000 shares to 20,000,000 shares and the authorized number of shares of the Company's Preferred Stock from 25,000,000 shares to 2,000,000 shares.

         Purpose of Decrease. The decrease in the number of authorized shares of Common Stock and Preferred Stock is intended to decrease the Company's Delaware franchise tax liability, which is based in part on the number of authorized shares. The decrease in the number of authorized shares shall have no effect on the rights of existing securityholders.

         The consent of holders of Common Stock and Preferred Stock constituting a majority of the votes collectively attributable to the outstanding shares of Common Stock and Preferred Stock (calculated on an as-if-converted to Common Stock basis) will be required to approve this amendment of the Company's Amended and Restated Certificate of Incorporation.

          MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THE ABOVE PROPOSAL.


Security Ownership of Certain Beneficial Owners and Management


         The following table sets forth certain information regarding beneficial ownership of each class of the Company's voting stock as of October 7, 1996 by
(i) each stockholder who is known by the Company to own beneficially more than 5% of the Common Stock; Series B Preferred Stock; Series C Preferred Stock and
Series D Preferred  Stock;  (ii) each Named  Executive  Officer of the  Company;
(iii) each director of the Company; and (iv) all directors and executive officers of the Company as a group. All Series D Preferred Stock is held by Hoechst Marion Roussel as reflected in the common stock table and as noted in footnote (6).

                                                                        Series B                    Series C
                                          Common Stock(1)           Preferred Stock(1)         Preferred Stock(1)
  Name and Address                        ---------------           ------------------         -----------------
of Beneficial Owners                     Number    Percent(2)       Number    Percent(2)      Number     Percent(2)
- --------------------                     ------    ----------       ------    ----------      ------     ----------

Entities affiliated with the
     Sprout Group(3)                    729,980      23.7%          49,999       15.0%        22,999       18.7%
     3000 Sand Hill Road
     Building 4, Suite 270
     Menlo Park, CA  94025

Entities affiliated with the
     U.S. Venture Partners IV, L.P.(4)  730,000      23.7%          50,000       15.0%        23,000       18.7%
     2180 Sand Hill Road
     Suite 300
     Menlo Park, CA  94025

Cannon Street Fund Ltd.                 565,000      19.4%          40,000       12.0%        16,500       13.4%
     c/o Meridian Venture Group
     R.R. Box 272
     Charlottesville, VA 22314



                                       2.

                                                                        Series B                    Series C
                                          Common Stock(1)           Preferred Stock(1)         Preferred Stock(1)
  Name and Address                        ---------------           ------------------         -----------------
of Beneficial Owners                     Number    Percent(2)       Number    Percent(2)      Number     Percent(2)
- --------------------                     ------    ----------       ------    ----------      ------     ----------

Biotechnology Investments Ltd.          545,000      18.8%          40,000       12.0%        14,500       11.8%
     c/o Old Court Limited
     P.O. Box 58
     St. Julian's Court
     St. Peter Port
     Guernsey, Channel Islands

Singapore Bio-Innovations Pte, Ltd.     420,000      15.2%          42,000       12.6%             0          **
     250 North Bridge Road
     24-00 Raffles City Tower
     Singapore  0617

Hoechst Marion Roussel(6)               400,000      14.6%               0          **             0          **
     9300 Ward Parkway
     Kansas City, MO  64114

Asset Management Associates             360,000      13.3%          36,000       10.8%             0          **
  1989 L.P.(7)
     2275 East Bayshore Rd., #150
     Palo Alto, CA  94303

Applied Biosystems a Division of        357,410      13.2%               0          **             0          **
  Perkin Elmer Corporation(5)
     850 Lincoln Centre Drive
     Foster City, CA  94404

Chiron Corporation                      300,000      12.8%               0          **             0          **
     4360 Horton Street
     Emeryville, CA  94608

Entities affiliated with the
     Partech International(8)           300,000      11.3%          15,000        4.5%        15,000       12.2%
     101 California Ave., Suite 3150
     San Francisco, CA  94111

New York Life Insurance Company(9)      270,000      10.3%          20,000        6.0%         7,000        5.7%
     51 Madison Avenue, Rm 203
     New York, NY  10010

Becton Dickinson & Company              233,689       9.1%               0          **             0          **
     One Becton Drive
     Franklin Lakes,  NJ  07417

European Medical Ventures               140,000       5.6%               0          **        14,000       11.4%
     c/o FINOVELEC
     6, rue Ancelle
     92521 Neuilly, Cedex, France

Sam Eletr(9)                            142,590       5.6%               0          **             0          **

William K. Bowes, Jr.(10)               747,720      24.4%          50,000       15.0%        23,000       18.7%

Sydney Brenner(11)                       10,374         **               0          **             0          **


                                       3.

                                                                        Series B                    Series C
                                          Common Stock(1)           Preferred Stock(1)         Preferred Stock(1)
  Name and Address                        ---------------           ------------------         -----------------
of Beneficial Owners                     Number    Percent(2)       Number    Percent(2)      Number     Percent(2)
- --------------------                     ------    ----------       ------    ----------      ------     ----------

Timothy G. Geiser(12)                    89,573       3.6%               0          **             0          **

James C. Kitch(13)                       13,606         **             700          **           300          **

Kathleen D. La Porte(14)                729,980      23.8%          49,999       15.0%        22,999       18.7%

David W. Martin, Jr.                    250,000      10.7%               0          **             0          **

Craig C. Taylor(15)                     371,498      13.7%          36,000       10.8%             0          **

Gerald Zon(16)                           89,888       3.6%               0          **             0          **

All directors and officers            2,508,979      57.2%         136,699       41.1%        46,299       37.6%
     as a group (11 persons)


**Less than one percent.


 (1) Except as otherwise noted, and subject to community property laws where applicable, each person or entity named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by him, her or it. Beneficial ownership of Common Stock reflects beneficial ownership of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock as set forth in the table or, with respect to Hoechst Marion Roussel, as set forth in footnote (6).

(2) Percentage of beneficial ownership is based on 2,345,466 shares of the Company's Common Stock, 332,288 shares of the Company's Series B
         Preferred  Stock,  123,299  shares of the Company's  Series C Preferred
         Stock and 40,000 shares of the Company's Series D Preferred Stock outstanding as of October 7, 1996, except as otherwise noted in the footnotes. The Series B, Series C and Series D Preferred Stock is convertible into Common Stock on a ten-for-one basis.

(3) Includes 49,999 shares of Series B Preferred Stock and 22,999 shares of Series C Preferred Stock held by entities affiliated with Sprout Group. Ms. La Porte, a director of the Company, is a general partner of the Sprout Group, an entity affiliated with Sprout Capital VI, Sprout Capital VII and DLJ Capital. Ms. La Porte shares the power to vote and control the disposition of shares held by Sprout Capital VI, Sprout Capital VII and DLJ Capital and therefore may be deemed to be the beneficial owner of such shares. Ms. La Porte disclaims beneficial ownership of such shares, except to the extent of her prorata interest therein.

(4) Includes 50,000 shares of Series B Preferred Stock and 23,300 shares of Series C Preferred Stock held by entities affiliated with U.S. Venture Partners IV, L.P. ("U.S.V.P. IV") Mr. Bowes, a director of the Company, is a general partner of Presidio Management Group IV, the general partner of U.S.V.P. IV. Mr. Bowes shares the power to vote and control the disposition of shares held by U.S.V.P. IV and therefore may be deemed to be the beneficial owner of such shares. Mr. Bowes disclaims beneficial ownership of such shares, except to the extent of his prorata interest therein.

(5) Includes 152,400 shares of Common Stock issuable upon exercise of Lynx option held by Applied Biosystems that is exercisable within 60 days of October 7, 1996.

(6) Consists solely of 40,000 shares of Series D Preferred Stock, which constitutes 100% of the shares of Series D Preferred Stock outstanding.

(7) Includes 36,000 shares of Series B Preferred Stock held by Asset Management Associates 1989 L.P. ("Asset 1989 L.P."). Mr. Taylor, a director of the Company, is a general partner of AMC Partners 89, which is the

                                       4.


         general partner of Asset 1989 L.P. Mr. Taylor shares the power to vote and control the disposition of shares held by Asset 1989 L.P. and therefore may be deemed to be the beneficial owner of such shares. Mr. Taylor disclaims beneficial ownership of such shares, except to the extent of his prorata interest therein. (8) Includes 15,000 shares of Series B Preferred Stock and 15,000 shares Series C Preferred Stock held by entities affiliated with Partech International.

(9) Includes 76,331 shares of Common Stock issuable upon exercise of Lynx stock options held by Dr. Eletr that are exercisable within 60 days of October 7, 1996.

(10) See Note 4 above. Common Stock amount also includes 607 shares of Common Stock issuable upon exercise of Perkin Elmer Options held by Mr. Bowes that are exercisable immediately.

(11) Includes 10,374 shares of Common Stock issuable upon exercise of Lynx stock options held by Sydney Brenner that are exercisable within 60 days of October 7, 1996.

(12) Includes 52,750 shares of Common Stock issuable upon exercise of Lynx stock options held by Dr. Geiser that are exercisable within 60 days of October 7, 1996. Also includes 4 shares of Common Stock held of record by Dr. Geiser's wife, to which shares Dr. Geiser disclaims beneficial ownership.

(13) Includes 700 shares of Series B Preferred Stock and 300 shares of Series C Preferred Stock held by GC&H Investments, an investment partnership of which Mr. Kitch is a general partner. Common Stock amount also includes 2,999 shares of Common Stock exercisable within 60 days of October 7, 1996. Mr. Kitch shares the power to vote and control the disposition of such shares and therefore may be deemed to be the beneficial owner of such shares. Mr. Kitch disclaims beneficial ownership of such shares, except to the extent of his prorata interest therein. Common Stock amount also includes 607 shares of Common Stock issuable upon exercise of Perkin Elmer Options held by Mr. Kitch that are exercisable immediately.

(14)     See Note 3 above.

(15) See Note 7 above. Common Stock amount also includes 607 shares of Common Stock issuable upon exercise of Perkin Elmer Options held by Mr. Taylor that are exercisable immediately.

(16) Includes 60,000 shares of Common Stock issuable upon exercise of Lynx stock options held by Dr. Zon that are exercisable within 60 days of October 7, 1996. Also includes 105 shares of Common Stock held of record by Dr. Zon's wife and 48 shares of Common Stock issuable upon exercise of Perkin Elmer Options held by Dr. Zon's wife that are exercisable within 60 days of October 7, 1996 as to which shares Dr. Zon disclaims beneficial ownership.

(17) Common Stock amount includes 204,525 shares of Common Stock issuable upon exercise of the Company's stock options and Perkin Elmer Options held by all directors and officers that are exercisable within 60 days of October 7, 1996. See Notes 9 through 16 above.



                                              By Order of the Board of Directors



                                              James C. Kitch, Secretary

[        ], 1996


                                       5.

                            ACTION BY WRITTEN CONSENT
                             OF THE STOCKHOLDERS OF
                   LYNX THERAPEUTICS, INC. SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


         The undersigned, being the holder of the number of shares of capital stock of LYNX THERAPEUTICS, INC., a Delaware corporation (the "Company"), set forth below, hereby adopts, pursuant to Section 228 of the Delaware General Corporation Law, the following resolutions by written consent:

                  WHEREAS, the Board of Directors believes it is in the best interests of the Company to amend the Company's Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock to twenty million (20,000,000) shares and decrease the number of authorized shares of Preferred Stock to two million (2,000,000) shares, as set forth in the Certificate of Amendment (the "Amendment") attached hereto as Exhibit A.

                  NOW,  THEREFORE,   BE  IT  RESOLVED,  that  the  Amendment  in
         substantially the form attached hereto be, and it hereby is, adopted and approved.

         IN WITNESS WHEREOF, the undersigned stockholder has executed this Action by Written Consent as of this ____ day of ________, 1996.

STOCKHOLDER:


______________________________________________
(Signature)



______________________________________________
(Print Name)

Number of Shares of Common Stock:                 _______________
Number of Shares of Series B Preferred Stock: _______________ Number of Shares of Series C Preferred Stock: _______________ Number of Shares of Series D Preferred Stock: _______________



                                       1.